                                                                 Exhibit 10 (e)
                            ALBERTO-CULVER COMPANY

                            1994 STOCK OPTION PLAN
                          FOR NON-EMPLOYEE DIRECTORS

                     (as amended through October 24, 2002)

                               -----------------

   1. Purpose. The principal purpose of the 1994 Stock Option Plan for Non-Employee Directors (the "Director Plan") is to benefit Alberto-Culver Company (the "Company") and its subsidiaries by offering its non-employee directors an opportunity to become holders of the Company's Class A common stock, par value $.22 per share, in order to enable them to represent the viewpoint of other stockholders of the Company more effectively and to encourage them to continue serving as directors of the Company.

   2. Administration. The Director Plan shall be administered by the Board of Directors, whose interpretation of the terms and provisions of the Director Plan shall be final, conclusive and binding. No member of the Board of Directors shall be liable for any action or determination made in good faith with respect to the Director Plan or any option thereunder.

   3. Eligibility. Options shall be granted under this Director Plan only to members of the Board of Directors who are not officers or employees of the Company or any of its subsidiaries.

   4. Granting of Options.

   (a) An option to purchase 7,500 shares of Class A common stock from the Company shall be automatically granted by the Board of Directors, without further action required, to each director of the Company upon his or her initial election or appointment as a director of the Company and to each person who is an incumbent director on October 27, 1994 ("Initial Grant"); provided such director is eligible at that time under the terms of paragraph 3 of this Director Plan. No person may be granted more than one option pursuant to this paragraph 4(a) of this Director Plan. In the event the Stockholders of the Company approve the Alberto-Culver Company 2003 Stock Option Plan For Non-Employee Directors (the "2003 Director Plan") at the Annual Meeting of Stockholders to be held on January 23, 2003, or any adjournment thereof (the "2003 Annual Meeting"), no more stock options shall be granted under this paragraph 4(a) of this Director Plan. In the event that Stockholders do not approve the 2003 Director Plan at the 2003 Annual Meeting, stock option grants may continue pursuant to this paragraph 4(a).

   (b) An option to purchase 2,500 shares of Class A common stock from the Company shall be automatically granted by the Board of Directors, without further action required, at every Annual Meeting of the Stockholders of the Company commencing on the Annual Meeting of the Stockholders of the Company scheduled to occur in January, 2002, to each director of the Company ("Subsequent Grant"); provided such director is eligible at that time under the terms of paragraph 3 of this Director Plan. No director who has received an Initial Grant shall be entitled to receive a

Subsequent Grant during the same fiscal year of the Company. In the event the Stockholders of the Company approve the 2003 Director Plan at the 2003 Annual Meeting, no more stock options shall be granted under this paragraph 4(b) of this Director Plan. In the event that Stockholders do not approve the 2003 Director Plan at the 2003 Annual Meeting, stock option grants may continue pursuant to this paragraph 4(b).

   (c) An aggregate of 210,000 shares of Class A common stock shall be available under this Director Plan. Such number of shares, and the number of shares subject to options outstanding under this Director Plan, shall be subject in all cases to adjustment as provided in paragraph 10. Shares subject to options may be made available from unissued or treasury shares of stock. If any option granted under the Director Plan shall terminate or be surrendered or expire unexercised, in whole or in part, the shares so released from such option may be made the subject of additional options granted under the Director Plan. In the event the Stockholders of the Company approve the 2003 Director Plan at the 2003 Annual Meeting, no more stock options shall be granted under this Director Plan. In the event that Stockholders do not approve the 2003 Director Plan at the 2003 Annual Meeting, stock option grants may continue pursuant to this Director Plan.

   (d) Nothing contained in this Director Plan or in any option granted pursuant hereto shall confer upon any optionee any right to continue serving as a director of the Company or interfere in any way with any right of the Board of Directors or stockholders of the Company to remove such director pursuant to the certificate of incorporation or by-laws of the Company or applicable law.

   5. Option Price. Subject to adjustment under paragraph 10, the option price shall be the Fair Market Value (as defined below) of the Company's Class A common stock on the date the option is granted. For purposes of the Director Plan, "Fair Market Value" shall mean the average of the high and low transaction prices of a share of Class A common stock or Class B common stock of the Company (the "Class B common stock"), as the case may be, as reported in the New York Stock Exchange Composite Transactions on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported.

   6. Duration of Options, Increments and Extensions. Subject to the provisions of paragraph 8, each option shall be for a term of ten (10) years. Subject to the provisions of paragraph 11, each option shall become exercisable with respect to 25% of the total number of shares on the day preceding the one (1) year anniversary of the date of grant and with respect to an additional 25% at the end of each twelve-month period thereafter during the succeeding three years.

   7. Exercise of Option. An option may be exercised by giving written notice to the Company, attention of the Secretary, specifying the number of shares of Class A common stock to be purchased, accompanied by the full purchase price for such number of shares, (i) in cash, (ii) by check, (iii) by delivery of previously owned shares of Class A common stock, (iv) by delivery of previously owned shares of Class B common stock or (v) by a combination of these methods of payment. However, under no circumstances may any optionee deliver previously owned shares of Class A common stock or Class B common stock obtained from the exercise of options under any option plan of the Company during the six months immediately preceding the exercise date. The per share value of the Class A common stock and/or Class B common stock delivered in payment of the option price shall be the Fair Market Value of the Class A common stock and/or Class B common stock on the date of exercise.

   8. Termination--Exercise Thereafter.

   (a) If an optionee dies without having fully exercised his or her options, the executors or administrators of his or her estate or legatees or distributees shall have the right during the one (1) year period following his or her death (but not after the expiration of the term of any such options) to exercise such options in whole or in part but only to the extent that the optionee could have exercised each such option at the date of his or her death.

   (b) If any optionee resigns from the Board of Directors due to disability or retirement, the optionee's options shall terminate three (3) months after his or her resignation (but not after the expiration of the term of any such option) and may be exercised only to the extent that such optionee could have exercised each such option at the date of his or her resignation.

   (c) If the optionee's termination from service on the Board of Directors is for any reason other than death, disability or retirement, the optionee's options shall terminate upon said termination; provided, however, that if such termination occurs following a Change in Control (as such term is defined in paragraph 11(b) hereof), the optionee's options shall terminate three (3) months after his or her termination (but not after the expiration of the term of any such option) and may be exercised to the extent that such optionee could have exercised each such option at the date of his or her termination.

   9. Non-Transferability of Options. No option shall be transferable by the optionee otherwise than by will or the laws of descent and distribution, and each option shall be exercisable during an optionee's lifetime only by the optionee.

   10. Adjustment upon Change in Stock. Each option, the number and kind of shares subject to future options and the number of shares subject to options that shall be automatically granted by the Board of Directors under the Director Plan may be adjusted, as may be determined to be equitable in the sole and absolute discretion of the Board of Directors, in the event there is any change in the outstanding Class A common stock, or any event that could cause a change in the outstanding Class A common stock, including, without limitation, by reason of a stock dividend, recapitalization, reclassification, issuance of Class A common stock, issuance of rights to purchase Class A common stock, issuance of securities convertible into or exchangeable for Class A common stock, merger, consolidation, stock split, reverse stock split, spin-off, combination, exchange or conversion of shares, or any other similar type of event. The Board of Director's determination of any adjustment pursuant to this paragraph 10 shall be final, conclusive and binding.

   11. Change in Control

   (a) (1) Notwithstanding any provision of the Director Plan, in the event of a Change in Control, all outstanding options shall immediately be exercisable in full and shall be subject to the provisions of paragraph 11(a)(2) or 11(a)(3), to the extent that either such paragraph is applicable.

      (2) Notwithstanding any provision of the Director Plan, in the event of a Change in

   Control in connection with which the holders of shares of the Company's Class A common stock receive shares of common stock that are registered under Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act"), all outstanding options shall immediately be exercisable in full and there shall be substituted for each share of the Company's Class A common stock available under the Director Plan, whether or not then subject to an outstanding option, the number and class of shares into which each outstanding share of the Company's Class A common stock shall be converted pursuant to such Change in Control. In the event of any such substitution, the purchase price per share of each option shall be appropriately adjusted by the Board of Directors, such adjustments to be made without an increase in the aggregate purchase price.

      (3) Notwithstanding any provision in the Director Plan, in the event of a Change in Control in connection with which the holders of the Company's Class A common stock receive consideration other than shares of common stock that are registered under Section 12 of the Exchange Act, each outstanding option shall be surrendered to the Company by the holder thereof, and each such option shall immediately be cancelled by the Company, and the holder shall receive, within ten (10) days of the occurrence of such Change in Control, a cash payment from the Company in an amount equal to the number of shares of the Company's Class A common stock then subject to such option, multiplied by the excess, if any, of (i) the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of the Company's Class A common stock on the date of occurrence of the Change in Control over (ii) the purchase price per share of the Company's Class A common stock subject to the option. The Company may, but is not required to, cooperate with any person who is subject to Section 16 of the Exchange Act to assure that any cash payment in accordance with the foregoing to such person is made in compliance with Section 16 of the Exchange Act and the rules and regulations thereunder providing for an exemption from Section 16(b) of the Exchange Act.

   (b) "Change in Control" means:

      (1) The occurrence of any one or more of the following events:

          (A) The acquisition by any individual, entity or group (a "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act of both (x) 20% or more of the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities") and (y) combined voting power of Outstanding Company Voting Securities in excess of the combined voting power of the Outstanding Company Voting Securities held by the Exempt Persons (as such term is defined in paragraph 11(c)); provided, however, that a Change in Control shall not result from an acquisition of Company Voting Securities:

             (i) directly from the Company, except as otherwise provided in paragraph 11(b)(2)(A);

             (ii) by the Company, except as otherwise provided in paragraph 11(b)(2)(B);

             (iii) by an Exempt Person;

             (iv) by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or

             (v) by any corporation pursuant to a reorganization, merger or consolidation involving the Company, if, immediately after such reorganization, merger or consolidation, each of the conditions described in clauses (i) and (ii) of paragraph 11(b)(1)(C) shall be satisfied.

          (B) The cessation for any reason of the members of the Incumbent Board (as such term is defined in paragraph 11(d)) to constitute at least a majority of the Board of Directors.

          (C) Consummation of a reorganization, merger or consolidation unless, in any such case, immediately after such reorganization, merger or consolidation:

             (i) more than 60% of the combined voting power of the then outstanding securities of the corporation resulting from such reorganization, merger or consolidation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals or entities who were the beneficial owners of the combined voting power of all of the Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation; and

             (ii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board of Directors providing for such reorganization, merger or consolidation.

          (D) Consummation of the sale or other disposition of all or substantially all of the assets of the Company other than (x) pursuant to a tax-free spin-off of a subsidiary or other business unit of the Company or (y) to a corporation with respect to which, immediately after such sale or other disposition:

             (i) more than 60% of the combined voting power of the then outstanding securities thereof entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the combined voting power of all of the Outstanding Company Voting Securities immediately prior to such sale or other disposition; and

             (ii) at least a majority of the members of the board of directors thereof were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board of Directors providing for such sale or other disposition.

          (E) Approval by the stockholders of the Company of a plan of complete liquidation or dissolution of the Company.

      (2) Notwithstanding the provisions of paragraph 11(b)(1):

          (A) no acquisition of Company Voting Securities shall be subject to the exception from the definition of Change in Control contained in clause (i) of paragraph 11(b)(1)(A) if such acquisition results from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company; and

          (B) for purposes of clause (ii) of paragraph 11(b)(1)(A), if any Person (other than the Company, an Exempt Person or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) shall, by reason of an acquisition of Company Voting Securities by the Company, become the beneficial owner of (x) 20% or more of the combined voting power of the Outstanding Company Voting Securities and (y) combined voting power of Outstanding Company Voting Securities in excess of the combined voting power of the Outstanding Company Voting Securities held by the Exempt Persons, and such Person shall, after such acquisition of Company Voting Securities by the Company, become the beneficial owner of any additional Outstanding Company Voting Securities and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control.

   (c) "Exempt Person" (and collectively, the "Exempt Persons") means:

      (1) Leonard H. Lavin or Bernice E. Lavin;

      (2) any descendant of Leonard H. Lavin and Bernice E. Lavin or the spouse of any such descendant;

      (3) the estate of any of the persons described in paragraph 11(c)(1) or
   (2);

      (4) any trust or similar arrangement for the benefit of any person described in paragraph 11(c)(1) or (2); or

      (5) the Lavin Family Foundation or any other charitable organization established by any person described in paragraph 11(c)(1) or (2).

   (d) "Incumbent Board" means those individuals who, as of October 24, 2002, constitute the Board of Directors, provided that:

      (1) any individual who becomes a director of the Company subsequent to such date whose election, or nomination for election by the Company's stockholders, was approved either by the vote of at least a majority of the directors then comprising the Incumbent Board or by the vote of at least a majority of the combined voting power of the Outstanding Company Voting Securities held by the Exempt Persons shall be deemed to have been a member of the Incumbent Board; and

      (2) no individual who was initially elected as a director of the Company as a result of an actual or threatened solicitation by a Person other than the Board or the Exempt Persons for the purpose of opposing a solicitation by any other Person with respect to the election or removal of directors, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board of Directors or the Exempt Persons shall be deemed to have been a member of the Incumbent Board.

   12. Amendment of Director Plan. The Board of Directors may amend or discontinue this Director Plan at any time; provided, however, that no such amendment or discontinuance shall, without the approval of the stockholders except as provided in paragraph 10, (i) increase the total number of shares for which options may be granted to eligible directors pursuant to this Director Plan or (ii) change the purchase price. In addition, no amendment or discontinuance of the Director Plan shall adversely affect or impair any option previously granted, without the consent of the optionee.

   In the event the stockholders of the Company approve the 2003 Director Plan at the 2003 Annual Meeting, the Board of Directors may not amend this Director Plan to allow for the grant of stock options under this Director Plan after the date of the 2003 Annual Meeting without the approval of stockholders.